TIFF Investment Program (“TIP”)

Supplement dated October 1, 2020

to the TIP Prospectus dated April 29, 2020, as Supplemented October 1, 2020

This supplement provides new and additional information to the TIP prospectus dated April 29, 2020, as supplemented October 1, 2020.

The following table replaces the Fees and Expenses of the Fund table and Example on page 1 of the prospectus and the TIFF Multi-Asset Fund summary prospectus:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The “Redemption Fees” shown in this table are referred to as “exit fees” elsewhere in the prospectus.

Shareholder Fees
(fees paid directly from your investment):
Entry Fees on Purchases (as a percentage of amount invested)	0.35%
Redemption Fees (as a percentage of amount redeemed)	0.35%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.59%
Other Expenses	0.41%
Other Expenses	0.19%
Expenses for Securities Sold Short	0.22%
Acquired Fund Fees and Expenses	0.61%
Total Annual Fund Operating Expenses [a]	1.61%

[a]

Total Annual Fund Operating Expenses does not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of the prospectus, which reflects the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$234	$580	$949	$1,988

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years
$198	$541	$908	$1,939

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The following paragraphs are added in alphabetical order under the heading “Biographies of TAS Board Members” on page 21 of the prospectus:

Robert Durden is Chief Executive Officer and Chief Investment Officer of University of Virginia Investment Management Company (UVIMCO), where he provides leadership for all aspects of UVIMCO’s operations and is responsible for the investment management of UVIMCO’s Long Term Pool. Prior to joining UVIMCO, he served as Senior Vice President and Chief Investment Officer at Texas Children’s Hospital in Houston and also worked as a managing director of private investments at Morgan Creek Capital Management, among other positions. Mr. Durden is a CFA charterholder.

Kathryn Koch is co-head of the Fundamental Equity business within Goldman Sachs Asset Management (GSAM). Previously, Ms. Koch worked in GSAM’s London office, where she led several businesses over 10 years, including head of the Global Portfolio Solutions (GPS) Group for the international business, managing multi-asset class portfolios and serving on the GPS Investment Committee. She serves on the Board of Trustees for Patton’s Veterans Project.

The following paragraphs replace similar paragraphs under the heading “Biographies of Principal Officers” on pages 21-22 of the prospectus:

Richard J. Flannery serves as a Director and Executive Chairman of TAS. Previously he was Chief Executive Officer of TAS and served as TIP’s President and Chief Executive Officer. Prior to joining TIFF, Mr. Flannery spent 14 years at Delaware Investments, where he was Executive Vice President, supervising multiple departments and playing a key role in the firm’s transition from a domestic to a global investment management firm. Mr. Flannery serves on the Investment Committee of the Financial Industry Regulatory Authority (FINRA). He also is an advisor to the board of the Catholic Investment Services, Inc.

C. Kane Brenan serves as a Director and Chief Executive Officer of TAS with overall responsibility for the organization’s overall activities. He also serves as TIP’s President and Chief Executive Officer. He is also a member of TIFF’s Investment Committee. Prior to joining TIFF in 2020, Mr. Brenan spent over 20 years at Goldman Sachs, where he was most recently a Partner, Global Head, and Co-CIO of the Global Portfolio Solutions (GPS) group where he worked with some of Goldman’s largest pension and endowment clients in an outsourced chief investment officer capacity. Mr. Brenan serves on several non-profit boards including Beyond Celiac and Holy Child School at Rosemount.

References to Kelly A. Lundstrom and Dennis Sugino are removed from the prospectus.

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On September 30, 2020, the Board of Trustees of TIP (“Board”) approved an amendment to the money manager agreement and amended and restated fee schedule, to be effective October 1, 2020, with existing money manager, AQR Capital Management, LLC (“AQR”), which reduced the performance fee rates payable pursuant to the agreement.

The following paragraphs replace the paragraphs regarding AQR in the Multi-Asset Fund section under the heading “Money Manager Fee Arrangements and Portfolio Managers” on pages 24-25 of the prospectus:

AQR Capital Management, LLC (Two Greenwich Plaza, Greenwich, CT 06830) is compensated in part based on assets and in part based on performance. For the AQR US mandate, the manager will receive an asset-based fee of 0.20% per year on all assets comprising the AQR US mandate account and a performance-based fee of 14% of the amount by which the value of the AQR US mandate account exceeds the value of a hurdle account, determined by reference to the Russell 1000 Index, calculated over 12-month periods ending December 31. Michele L. Aghassi, Ph.D., is a Principal and has been with AQR since 2005. Andrea Frazzini, Ph.D., M.S., is a Principal and has been with AQR since 2008. Ronan Israel, M.A. is a Principal and has been with AQR since 1999. Lars N. Nielsen, M. Sc. is a Principal and has been with AQR since 2000.

The following paragraphs replace similar information in the Member Information section under the heading “Fees.” on pages 28-29 of the prospectus:

Fees. Purchases and redemptions of shares in the funds are not subject to sales charges. However, Multi-Asset Fund currently assesses entry and exit (or redemption) fees as set forth under the heading Fees and Expenses of the Fund in the Multi-Asset Fund Summary section of this prospectus. These fees are paid directly to Multi-Asset Fund itself and not to TAS or other fund service providers. The fees apply to initial investments and all subsequent purchases, exchanges, or redemptions of Multi-Asset Fund shares but not to payments of dividends, capital gains, or other distributions by Multi-Asset Fund or reinvestments of such payments in additional Multi-Asset Fund shares. Entry fees would apply to the reinvestment of dividends by a Short-Term Fund member in Multi-Asset Fund shares. These entry and exit fees were originally designed to serve multiple purposes. They were designed, in part, to protect non-transacting members from bearing the transaction costs, including market impact, that may arise from transacting members’ purchases, exchanges, and redemptions of Multi-Asset Fund shares. They were also designed to encourage investment only by members with a long-term investment horizon. Further, they were designed to discourage market timing or other inappropriate short-term trading by members. The entry and exit fees are assessed irrespective of the length of time a member’s shares are held. These fees are deducted automatically from the amount invested or redeemed and cannot be paid separately. Entry and exit fees may be waived at TAS’s or the fund’s discretion when the transaction will not result in significant costs for the fund (e.g., in-kind purchases and redemptions) or if a member is requested to redeem from Multi-Asset Fund because its account falls below the minimum account size or it otherwise fails to meet the fund’s membership requirements. Further, exit fees are not assessed on withdrawals made under the systematic withdrawal plan described below under the heading Redemptions Not Subject to Exit Fee; Systematic Withdrawal Plan.

Based upon observed member purchase and redemption activity over many years, TIP fund management and the TIP Board have determined that the entry and exit fees for Multi-Asset Fund are no longer necessary to encourage investment only by members with a long-term investment horizon or to discourage market timing or other inappropriate short-term trading by members. As described below under the heading Frequent Purchases and Redemptions of Fund Shares, Multi-Asset Fund monitors the cash flow activity of members on an ongoing basis and reviews any questionable activity of such members, as well as conducting an overall review of cash flow activity periodically.

In addition, based upon the most current and future estimates of the transaction costs, including market impact, that may arise from transacting members’ purchases, exchanges, and redemptions of Multi-Asset Fund shares, TIP fund management and the TIP Board have determined that it would be appropriate to lower the entry and exit fees for Multi-Asset Fund from 0.50% to 0.35% and, eventually, to eliminate these entry and exit fees entirely. Therefore, effective as of October 1, 2020, the entry and exit fees for Multi-Asset Fund will be lowered from 0.50% to 0.35%. Further, effective as of January 1, 2022, the entry and exit fees for Multi-Asset Fund will be eliminated entirely. Members should note that, while reduced entry fees of 0.35% for Multi-Asset Fund will be assessed for the period beginning October 1, 2020 through December 31, 2021, such entry fees will not be deducted from the amounts invested by members. Rather, TAS will waive its advisory fees from Multi-Asset Fund in an amount equal to the aggregate entry fees (but not exit fees) that are assessed for the period beginning October 1, 2020 through December 31, 2021.

The following paragraph replaces similar information in the Member Information section under the heading “Exchanges” on pages 32-33 of the prospectus:

Exchanges. One fund’s shares may be exchanged for shares of the other fund based on the respective NAVs of the shares involved in the exchange and subject to any applicable entry and exit fees. Effective as of October 1, 2020, the entry and exit fees for Multi-Asset Fund will be lowered from 0.50% to 0.35%. Further, effective as of January 1, 2022, the entry and exit fees for Multi-Asset Fund will be eliminated entirely. Members should note that, while reduced entry fees of 0.35% for Multi-Asset Fund will be assessed for exchange transactions into Multi-Asset Fund for the period beginning October 1, 2020 through December 31, 2021, such entry fees will not be deducted from the amounts invested by members. Rather, TAS will waive its advisory fees from Multi-Asset Fund in an amount equal to the aggregate entry fees (but not exit fees) that are assessed for the period beginning October 1, 2020 through December 31, 2021. Exchange transactions out of Multi-Asset Fund will be assessed the reduced exit fee of 0.35% for the period beginning October 1, 2020 through December 31, 2021. Exchanges into a fund in which the exchanging member does not have an account will be subject to the minimum initial investment for that fund and all exchanges will be subject to the minimum subsequent purchase amount for the fund into which the exchange is being made. An exchange order is considered a redemption followed by a purchase for tax purposes. The exchange privilege is intended for the convenience of members and is not intended as a vehicle for short-term trading. Exchange requests may be made either by calling 1-610-684-8200 or faxing 1-610-684-8210. If the notice has been provided by fax, it should be signed by an authorized person and it is suggested that the member call TIP at the telephone number listed above to confirm that the fax was received.

The following paragraph replaces similar information in the first paragraph in the Member Information section under the heading “Redemptions Not Subject to Exit Fees; Systematic Withdrawal Plan” on page 33 of the prospectus:

Redemptions Not Subject to Exit Fee; Systematic Withdrawal Plan. As a means to enhance the predictability of cash flows for members, Multi-Asset Fund will allow members to set up a systematic withdrawal plan under which they automatically redeem (i) up to 1.5% of the value of their account each quarter, (ii) up to 3% of the value of their account semi-annually, or (iii) up to 6% of the value of their account once each calendar year, without paying the 0.35% exit fee. Withdrawals under this systematic withdrawal plan will normally be processed on the 15th day of March, June, September, and December, based upon the withdrawal frequency selected, and payments will normally be made on the next business day. Members that elect to participate in this systematic withdrawal plan must reinvest their quarterly Multi-Asset Fund dividends and distributions, and their enrollment elections must remain in place for a 12-month period, except as described below. The withdrawal percentage selected for quarterly and semi-annual withdrawal plans must be the same across quarters and semi-annual periods during the applicable 12-month period.

The following paragraph replaces similar information in the Member Information section under the heading “Frequent Purchases and Redemptions of Fund Shares” on page 33 of the prospectus:

Frequent Purchases and Redemptions of Fund Shares.   The funds discourage frequent purchases and redemptions of their shares, because short-term or other excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses to the fund’s other members. The funds monitor the cash flow activity of their members on an ongoing basis and review any questionable activity of such members. In addition, the funds conduct an overall review of their cash flow activity periodically. There is no guarantee that the funds will be able to curtail frequent trading activity in every instance. As certain foreign securities may be more thinly traded and their prices may be stale or not current, investment in these foreign securities may expose Multi-Asset Fund to the risk of market timing. TIP reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

Please keep this supplement for future reference.